Notes Payable	12 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
Notes Payable

4.	NOTES PAYABLE

On March 21, 2015, the Company issued a note payable to a third-party lender for the benefit of DelMorgan Group LLC (“DelMorgan”), financial consultant. The note was unsecured, bore interest at a rate of 12% per annum, payable monthly, beginning on April 20, 2015, and had an original maturity date of March 20, 2017.

On March 20, 2017, the Company entered into an extension agreement with the third-party lender to extend the maturity date of the note to March 20, 2018. All other terms of the note remained unchanged and there was no additional compensation or incentive given. As of December 31, 2017, the outstanding balance of the note equaled $125,000.

On January 29, 2018, the Company settled the debt of $125,000 in exchange for 83,333 shares of its Common Stock. There was no gain or loss recognized as the fair value of the shares of Common Stock issued approximated the note payable settled.